UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 17, 2005


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

                Delaware                                         64-0740905
      (State or other jurisdiction                           (I. R. S. Employer
    of incorporation or organization)                        Identification No.)

     One Fashion Way, Baldwyn, MS                                  38824
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 17, 2005, Hancock Fabrics, Inc. issued a press release announcing the unaudited results of its first quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)     Exhibits:

        Exhibit
        Number     Description
        --------   -----------------------------------------------------

          99.1     Press release issued by Hancock Fabrics, Inc., dated
                   May 17, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By:  /s/ Bruce D. Smith
                                    ---------------------------
                                    Bruce D. Smith
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



Date:    May 17, 2005








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

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 May 17, 2005